EXHIBIT 10.1

Amendment No. 3 to Credit Agreement
This Amendment No. 3 to Credit Agreement, dated as of October 29, 2013 (this “Amendment”), to the Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of July 9, 2012, as amended by Amendment No. 1 to Credit Agreement, dated as of August 7, 2012, and by Amendment No. 2 to Credit Agreement, dated as of August 7, 2013 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among PATRIOT COAL CORPORATION, a Delaware corporation and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the subsidiaries of the Borrower party thereto (the “Subsidiary Guarantors”), the institutions from time to time party thereto as Lenders (the “Lenders”), CITIBANK, N.A., as administrative agent for the Revolving Lenders and L/C Issuers and collateral agent for the Revolving Secured Parties (in such capacities, the “Revolving Administrative Agent”), CITIBANK, N.A., as administrative agent for the Term Lenders and collateral agent for the Term Secured Parties (in such capacities, the “Term Administrative Agent”, and, together with the Revolving Administrative Agent, the “Administrative Agent”), CITICORP NORTH AMERICA, INC., as L/C Issuer, BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Issuer, and BANK OF AMERICA, N.A., as L/C Issuer. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W i t n e s s e t h:
Whereas, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and
Whereas, the Lenders party hereto (constituting the Required Lenders) have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects; and
Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendments to the Credit Agreement
The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:
(a)    Section 6.24 of the Credit Agreement shall be deleted in its entirety.
(b)    Section 9.01(b) is hereby amended by deleting the words “or 6.24” in clause (i) thereof.

Section 2.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the the Required Lenders party hereto:
(a)    the Borrower (or its advisors) shall have received this Amendment, duly executed by the Borrower, each Subsidiary Guarantor and the Required Lenders, and acknowledged by the Administrative Agent;
(b)    the representations and warranties in Section 3 of this Amendment shall be true and correct on the Effective Date; and

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(c)    the Borrower shall have paid to the Administrative Agent (A) for the account of each Lender that has executed and delivered a signature page hereto to the Borrower (or its advisors) no later than 5:00 p.m. (New York City time) on October 29, 2013, an amendment fee in an amount equal to 0.125% of the aggregate principal amount of Term Loans and the Revolving Credit Commitments, in each case, of each such Lender as of the Effective Date and (B) all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 12.04 of the Credit Agreement.
Section 3.    Representations and Warranties
On and as of the date hereof and as of the Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against them in accordance with its terms, and the Credit Agreement after giving effect to this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms;
(b)    each of the representations and warranties contained in Article 5 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case as if made on and as of such date (except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date); provided, however, that references therein to the “Credit Agreement” or, in the case of references contained in the Credit Agreement, “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and
(c)    after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 4.    Reference to the Effect on the Loan Documents
(a)    As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)    Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall be deemed a Loan Document.
Section 5.    Consent of Subsidiary Guarantors
Each Subsidiary Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect, impair or reduce in any way its obligations, liabilities or liens under the Loan Documents (as amended and

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otherwise expressly modified hereby), all of which obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 6.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile and electronic mail), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    Governing Law
This Amendment shall be governed by and construed in accordance with the law of the State of New York.
Section 8.    Section Titles
The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
Section 9.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 10.    Severability
The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
Section 11.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
Section 12.    Waiver of Jury Trial
EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Patriot Coal Corporation,
as Borrower

By:	/s/ Robert L. Mead
Name:	Robert L. Mead
Title:	Vice President & Treasurer

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Subsidiary Guarantors:

APPALACHIA MINE SERVICES, LLC
BEAVER DAM COAL COMPANY, LLC
BIG EAGLE, LLC
BIG EAGLE RAIL, LLC
BLACK STALLION COAL COMPANY, LLC
BLUEGRASS MINE SERVICES, LLC
BRODY MINING, LLC
BROOK TROUT COAL, LLC
CATENARY COAL COMPANY, LLC
CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC
CLEATON COAL COMPANY
COAL CLEAN LLC
COAL PROPERTIES, LLC
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2
COOK MOUNTAIN COAL COMPANY, LLC
CORYDON RESOURCES LLC
COVENTRY MINING SERVICES, LLC
COYOTE COAL COMPANY LLC
CUB BRANCH COAL COMPANY LLC
DIXON MINING COMPANY, LLC
DODGE HILL HOLDING JV, LLC
DODGE HILL MINING COMPANY, LLC
DODGE HILL OF KENTUCKY, LLC
EASTERN COAL COMPANY, LLC
EASTERN ROYALTY, LLC
EMERALD PROCESSING, L.L.C.
GRAND EAGLE MINING, LLC
HILLSIDE MINING COMPANY
INDIAN HILL COMPANY LLC
INFINITY COAL SALES, LLC
INTERIOR HOLDINGS, LLC
IO COAL LLC
JUPITER HOLDINGS LLC
KANAWHA EAGLE COAL, LLC
KANAWHA RIVER VENTURES I, LLC
KANAWHA RIVER VENTURES II, LLC
KANAWHA RIVER VENTURES III, LLC
KE VENTURES, LLC
LITTLE CREEK LLC
LOGAN FORK COAL COMPANY
MAGNUM COAL COMPANY LLC
MAGNUM COAL SALES LLC
MIDLAND TRAIL ENERGY LLC
MIDWEST COAL RESOURCES II, LLC
NEW TROUT COAL HOLDINGS II, LLC
NEWTOWN ENERGY, INC.
NORTH PAGE COAL CORP.
OHIO COUNTY COAL COMPANY, LLC
PANTHER LLC
PATRIOT BEAVER DAM HOLDINGS, LLC
PATRIOT COAL COMPANY, L.P.
PATRIOT COAL SALES LLC
PATRIOT COAL SERVICES LLC
PATRIOT LEASING COMPANY LLC

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PATRIOT MIDWEST HOLDINGS, LLC
PATRIOT RESERVE HOLDINGS, LLC
PATRIOT TRADING LLC
PATRIOT VENTURES LLC
PCX ENTERPRISES, INC.
POND CREEK LAND RESOURCES, LLC
POND FORK PROCESSING LLC
REMINGTON HOLDINGS LLC
REMINGTON II LLC
REMINGTON LLC
RHINO EASTERN JV HOLDING COMPANY LLC
ROBIN LAND COMPANY, LLC
SENTRY MINING, LLC
SNOWBERRY LAND COMPANY
SPEED MINING LLC
TC SALES COMPANY, LLC
THE PRESIDENTS ENERGY COMPANY LLC
THUNDERHILL COAL LLC
TROUT COAL HOLDINGS, LLC
UNION COUNTY COAL CO., LLC
VIPER LLC
WEATHERBY PROCESSING LLC
WILDCAT ENERGY LLC
WILDCAT, LLC
WILL SCARLET PROPERTIES LLC
WINCHESTER LLC
WINIFREDE DOCK LIMITED LIABILITY COMPANY

as Subsidiary Guarantors

Executing this Amendment as an authorized officer of each of the 81 foregoing entities on behalf of and so as to bind the entities named above under the caption “Subsidiary Guarantors"

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

EXHIBIT 10.1

WWMV JV HOLDING COMPANY LLC

Executing this Amendment as an authorized officer of the foregoing entity on behalf of and so as to bind the entity named above under the caption “Subsidiary Guarantor”

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

EXHIBIT 10.1

AFFINITY MINING COMPANY
APOGEE COAL COMPANY, LLC
BLACK WALNUT COAL COMPANY
CHARLES COAL COMPANY, LLC
COLONY BAY COAL COMPANY
DAKOTA LLC
DAY LLC
EASTERN ASSOCIATED COAL, LLC
GATEWAY EAGLE COAL COMPANY, LLC
HERITAGE COAL COMPANY LLC
HIGHLAND MINING COMPANY, LLC
HOBET MINING, LLC
JARRELL'S BRANCH COAL COMPANY
MARTINKA COAL COMPANY, LLC
MOUNTAIN VIEW COAL COMPANY, LLC
PINE RIDGE COAL COMPANY, LLC
RIVERS EDGE MINING, INC.
STERLING SMOKELESS COAL COMPANY, LLC
YANKEETOWN DOCK, LLC

Executing this Amendment as an authorized officer of each of the 19 foregoing entities on behalf of and so as to bind the entities named above under the caption “Subsidiary Guarantors”

By:	/s/ S. Scott Schutzenhofer
Name: S. Scott Schutzenhofer
Title: Vice President & Treasurer

EXHIBIT 10.1

Citibank, N.A.,
as Administrative Agent

By:	/s/ Michael J. Smolow
Name: Michael J. Smolow
Title: Director & Vice President

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[Lender signature pages on file with the Administrative Agent]